Supplement to the
Strategic Advisers® Core Fund
July 30, 2011
Prospectus

Shareholder Meeting to Approve Pyramis. On or about January 20, 2012, a meeting of the shareholders of Strategic Advisers Core Fund will be held at which time shareholders will be asked to approve an additional sub-advisory agreement with Pyramis Global Advisors, LLC. Shareholders of record on November 21, 2011 will be entitled to vote at the meeting.

A proxy statement relating to the proposals will be available after November 21, 2011. The foregoing is not a solicitation of any proxy. Please read the proxy statement when it is available because it will contain important information relating to the proposal. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's web site (www.sec.gov).

Board Appointment of OppenheimerFunds, Inc. At a meeting held on December 1, 2011, the Board of Trustees approved the appointment of OppenheimerFunds, Inc. (OppenheimerFunds) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to First Eagle Investment Management, LLC, Lazard Asset Management LLC, OppenheimerFunds, Inc., Pyramis Global Advisors, LLC, and T. Rowe Price Associates, Inc.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. First Eagle Investment Management, LLC (First Eagle), Lazard Asset Management LLC (Lazard), OppenheimerFunds, Inc. (OppenheimerFunds), Pyramis Global Advisors, LLC (Pyramis), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

SAI-COR-11-03  December 20, 2011
1.910403.105

Effective January 1, 2012, the following information will replace the similar information for Vincent Zelenko under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Niall Devitt (co-lead portfolio manager) has managed the fund since January 2012.

The following information is added after the fourth paragraph under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Manind (Mani) Govil, CFA, (Senior Vice President) and Benjamin Ram (Portfolio Manager) have managed OppenheimerFunds's portion of the fund's assets since December 2011.

The following information supplements existing information found in the "Fund Management" section on page 19.

OppenheimerFunds, at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, has been retained to serve as sub-adviser for the fund. As of August 31, 2011, OppenheimerFunds had approximately $177.3 billion in assets under management. OpppenheimerFunds may provide investment advisory services for the fund.

The following information supplements the biographical information found in the "Fund Management" section on page 20.

OppenheimerFunds

Manind (Mani) Govil, CFA, is a Senior Vice President and the head of the Main Street team of OppenheimerFunds. Prior to joining OppenheimerFunds in May 2009, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009.

Benjamin Ram is a Vice President and portfolio manager of OppenheimerFunds. Prior to joining OppenheimerFunds in May 2009, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009.

Effective January 1, 2012, the following will replace the biographical information for Vincent Zelenko found in the "Fund Management" section beginning on page 19.

Niall Devitt is co-lead portfolio manager of the fund, which he has managed since January 2012. Mr. Devitt joined Fidelity Investments in 2001 and has been a part of Strategic Advisers since 2006 where he has worked as a research associate and analyst. Mr. Devitt also serves as team leader of the U.S. Equity Core team.

The following information is added at the end of the first paragraph on page 22 in the "Fund Management" section.

The basis for the Board of Trustees approving the sub-advisory agreement with OppenheimerFunds for the fund will be included in the fund's annual report for the fiscal period ended May 31, 2012, when available.